UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 3, 2010
JDA Software Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-27876	86-0787377

(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
14400 North 87th Street
Scottsdale, Arizona 85260-3649
(Address of principal executive offices including zip code)
(480) 308-3000
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     This Current Report on Form 8-K is being filed to present updated pro forma financial information related to the previously disclosed acquisition of i2 Technologies Inc. by JDA Software Group, Inc. (the “Company”) on January 28, 2010 in accordance with Article 11 of Regulation S-X (the “Updated Pro Forma Information”). The Company intends to incorporate the Updated Pro Forma Information, which is attached as Exhibit 99.1, in future SEC filings with the Securities and Exchange Commission.
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	—	Updated Pro Forma Information.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2010	JDA Software Group, Inc.
	By:	/s/ Peter S. Hathaway
Peter S. Hathaway
Executive Vice President and Chief Financial Officer